SOUTHWEST AIRLINES CO. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN NOTICE OF GRANT OF PHANTOM SHARE AWARDS Pursuant to the terms of the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan (the “Plan”), Southwest Airlines Co. (the “Company”) hereby grants to you (the “Participant”) an award of phantom shares (“Phantom Share Award” or “Award”), in accordance with, and subject to, the following: Participant: Employee ID: Date of Grant: Number of Phantom Shares Granted: Fair Market Value on Date of Grant: Settlement: Vesting Schedule Vesting Date Percentage of Phantom Share Award Vesting Participant understands and agrees that the Phantom Share Award is granted in accordance with, and subject to, the terms and conditions of the Plan and the Terms and Conditions accompanying this Notice of Grant. By asserting any rights with respect to this Award, the Participant (and any person who has acquired this Award by will or the laws of descent and distribution or intestacy) will be deemed to have understood and agreed to the terms and conditions of the Plan and the accompanying Terms and Conditions.

SOUTHWEST AIRLINES CO. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN TERMS AND CONDITIONS PHANTOM SHARE AWARDS (Effective For Awards Granted Beginning on May 6, 2026) By asserting any rights with respect to a Phantom Share Award received pursuant to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) and granted pursuant to the Notice of Grant of Phantom Share Awards with which these Terms and Conditions are attached (the “Notice of Grant”), the recipient of the Award (the “Participant”) will be deemed to have understood and agreed to the terms and conditions of the Plan and the terms and conditions set forth below. Capitalized terms used and not otherwise defined in these Terms and Conditions shall have the meanings assigned to them in the Plan or in the Notice of Grant. 1. Grant of Phantom Shares. (a) Grant. The Company grants to the Participant the number of phantom shares (each, a “Phantom Share”) stated in the Notice of Grant. This grant is subject to these Terms and Conditions and the terms and conditions of the Plan. Each Phantom Share represents the right to receive a cash payment equal to the Fair Market Value of one share of the Company’s Common Stock on the Valuation Date (as defined below). (b) Cash Settlement Only. Despite any contrary provision in the Plan, the Phantom Shares must be settled exclusively in cash. No Common Stock will be issued or delivered to settle this Award. These Phantom Shares do not count against the Plan Limit or any sublimit in Section V of the Plan. (c) No Shareholder Rights. Phantom Shares are not issued and outstanding shares of Common Stock. The Participant has no voting rights, no right to receive dividends, and no other rights of a shareholder for the Phantom Shares. 2. Consideration. The Company grants these Phantom Shares for the services the Participant will provide to the Company and its Affiliates. 3. Vesting. Subject to these Terms and Conditions and the provisions of the Plan, vesting of the Award will be subject to and in accordance with the schedule set forth in the Notice of Grant. Participant must remain in Service through each vesting date and comply with these Terms and Conditions and the Plan. (a) Minimum Vesting Period. Under Plan Section VIII(b), the Phantom Shares must vest over at least three years for time-based vesting or one year for performance-based vesting— unless Section 5 of these Terms and Conditions or the Plan provides otherwise. 4. Valuation and Settlement.

(a) Valuation Date. The “Valuation Date” for a vested Phantom Share is the date it vests under Section 3 or the date on which vesting is accelerated under these Terms and Conditions. If that date is not a day on which the New York Stock Exchange is open for trading, the Valuation Date is the immediately preceding trading day. (b) Settlement. Within 30 days after each Valuation Date, the Company will pay the Participant the “Settlement Amount.” This amount equals the number of Phantom Shares vesting on that date multiplied by the Fair Market Value of one share of Common Stock on the Valuation Date, minus any withholdings required by Section 9. (c) No Fractional Shares. The Settlement Amount is calculated using only whole Phantom Shares. No fractional Phantom Shares vest, and the Company will not pay cash for any fractional Phantom Share. 5. Termination of Service. (a) General Rule. Except as provided in this Section 5, if the Participant’s Service terminates for any reason, all unvested Phantom Shares are immediately forfeited without payment on the termination date. (b) Death or Disability. If the Participant’s Service terminates because of death or Disability, all unvested Phantom Shares vest in full on the termination date. The Company will pay the Settlement Amount within 30 days. (c) Qualified Retirement. If the Participant’s Service terminates for any reason other than cause, the unvested Phantom Shares remain outstanding and continue to vest under Section 3 as if Service had not terminated, provided that at least 12 months have passed since the Date of Grant and (a) (i) the Participant has completed at least 10 years of continuous Service; and (ii) the Participant’s age plus completed years of continuous Service equal at least 65 at the time of the Participant’s termination of Service; or (b) (i) the Participant has completed at least 5 years of continuous Service; and (ii) the Participant is at least 55 years of age at the time of the Participant’s termination of Service. Settlement of such Phantom Shares will occur in accordance with Section 4. (d) Termination for Cause. If the Participant’s Service is terminated for cause, all Phantom Shares (vested or unvested) that have not been settled are immediately forfeited without payment. (e) Committee Discretion. Despite the rules above, the Committee may waive any Service requirement for any portion of the Phantom Share Award, subject to Section 10. 6. Change in Control. If a Change in Control occurs, the Plan’s provisions govern the Phantom Shares. If the surviving or acquiring entity does not assume or substitute the Phantom Shares, all unvested Phantom Shares vest in full. The Company will pay the Settlement Amount within 30 days after the Change in Control, subject to Section 10. Despite any other provision, if a payment under this section is “deferred compensation” under Section 409A, the Company will pay such payment only if the Change in Control also qualifies as a “change in control event” under Treasury Regulation Section 1.409A-3(i)(5).

7. Non-Transferability. The Participant may not transfer, pledge, or encumber the Phantom Shares except by will or the laws of descent and distribution. Any transfer that violates this Section 7 is void. During the Participant’s lifetime, only the Participant or their guardian or legal representative may exercise the rights under these Terms and Conditions. 8. No Right to Continued Service. Neither these Terms and Conditions nor the Plan give the Participant any right to continue in Service. Further, these Terms and Conditions do not limit the right of the Company or any Affiliate to terminate the Participant’s Service at any time and for any reason, with or without cause. 9. Taxes. (a) Withholding. The Company will withhold from the Settlement Amount all federal, state, and local taxes required by law when the Phantom Shares vest or are settled. (b) Participant Responsibility. The Participant is solely responsible for all taxes and penalties related to the Phantom Shares. The Company has made no representations about the tax consequences of this grant. The Participant should consult a tax, financial, or legal advisor. (c) FICA Withholding. Federal Insurance Contributions Act (“FICA”) taxes may become due when the Phantom Shares are no longer subject to a substantial risk of forfeiture, even if that occurs before settlement. The Company may withhold these taxes or require the Participant to pay them when due. 10. Section 409A Compliance. (a) Short-Term Deferral. The Company and Participant intend for these Phantom Shares to qualify for the “short-term deferral” exception under Treasury Regulation Section 1.409A-1(b)(4). These Terms and Conditions must be interpreted and applied accordingly. To the extent the Phantom Shares are “deferred compensation” under Internal Revenue Code Section 409A, these Terms and Conditions must comply with that section. (b) Six-Month Delay for Specified Employees. If the Participant is a “specified employee” under Section 409A at the time of a “separation from service” (as defined in Section 409A), any payment that is “deferred compensation” under Section 409A and otherwise due within six months of that separation will be delayed. The Company will instead pay it on the first business day after the six-month anniversary of the separation (or upon the Participant’s death, if earlier). (c) No Acceleration. Neither the Company nor the Participant may take any action to accelerate or delay any payment in a way that violates Section 409A. (d) Interpretation and Liability. These Terms and Conditions must be interpreted and administered to comply with Section 409A. Any ambiguity must be resolved in a way that avoids Section 409A taxes. Despite any other provision, the Company does not guarantee any specific tax result and is not liable to the Participant if these Terms and Conditions fail to satisfy an exemption or condition of Section 409A. 11. Clawback and Recoupment. The Phantom Shares and any Settlement Amount are subject to the Company’s clawback and recoupment policies. This includes any policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes- Oxley Act, or any regulations issued under them. 12. Plan Governs. These Terms and Conditions are subject to the terms of the Plan and any rules the Committee adopts to administer it. If these Terms and Conditions conflict with the Plan, the Plan’s provisions govern. 13. Entire Agreement; Amendment. These Terms and Conditions and the Plan are the entire agreement between the Company and the Participant on this subject and supersede all prior agreements or negotiations. These Terms and Conditions may be amended only by a written instrument signed by both the Company and the Participant or—if the Plan permits—by Committee action. 14. Governing Law. Texas law governs these Terms and Conditions, without regard to its conflict-of-laws principles. 15. Notices. A notice under these Terms and Conditions must be in writing. It is considered given when delivered personally or sent by certified or registered mail (return receipt requested) to the Company at its principal executive office or to the Participant at the address in the Company’s records. 16. Severability. If any provision of these Terms and Conditions is held invalid or unenforceable, the remaining provisions remain in effect. The invalid or unenforceable provision will be reformed only as much as necessary to make it valid and enforceable. 17. Successors and Assigns. These Terms and Conditions bind and benefit the Company and its successors and assigns, as well as the Participant, and the Participant’s heirs and personal representatives. 18. Section 16 Compliance. If the Participant is subject to Section 16 of the Securities Exchange Act of 1934, these Terms and Conditions and the related transactions are intended to comply with Rule 16b-3. The Committee may take any action or impose any condition it considers necessary to ensure such compliance. 19. Electronic Acceptance. The Participant may accept these Terms and Conditions electronically, including through the Company’s online equity-plan system. An electronic acceptance is as legally binding as a manual signature. 20. Acknowledgment. By signing these Terms and Conditions or accepting electronically, the Participant agrees that: (a) they have received and reviewed the Plan and these Terms and Conditions and have had the opportunity to ask questions;

(b) they accept the Phantom Shares under these Terms and Conditions and the terms and conditions of the Plan; (c) they have been advised to consult their own tax, financial, and legal advisors; and (d) the grant of Phantom Shares is voluntary and creates no right to future grants or other benefits.